UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2022
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
See Item 7.01—Updated Financial Guidance below, which is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
Updated Financial Guidance
On January 11, 2022, Sotera Health Company (the “Company”) issued a press release announcing updated financial guidance for full-year 2021 revenue (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1.
This updated financial guidance is based on information available to the Company as of January 11, 2022 and is subject to completion of the Company’s year-end financial closing procedures and audit by the Company’s independent registered public accounting firm.
J.P. Morgan Healthcare Conference Presentation
As previously announced, Michael B. Petras, Jr., Chairman and CEO of the Company, will deliver a business update at the 40th Annual J.P. Morgan Healthcare Conference on January 11, 2022 at 7:30 a.m. Eastern. A copy of the Company's slide presentation is attached hereto as Exhibit 99.2 (“Conference Presentation”). The Conference Presentation, and a link to the live presentation or a replay of the webcast of the presentation, may also be accessed via the Investor Relations section of the Company's website.
ESG Investor Engagement
From time to time on or after January 11, 2022, representatives of the Company plan to conduct engagement with investors focused on environmental, social and governance (“ESG”) matters. A copy of the slide presentation representatives will use in this engagement is attached hereto as Exhibit 99.3 (“ESG Presentation”). A copy of the ESG Presentation is also accessible via the Investor Relations section of the Company's website.
The information in Items 2.02 and 7.01, including Exhibits 99.1, 99.2, and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Sotera Health Company, dated January 11, 2022
99.2	Sotera Health Company Conference Presentation
99.3	Sotera Health Company ESG Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: January 11, 2022	By:	/s/ Scott J. Leffler
Scott J. Leffler
Chief Financial Officer and Treasurer